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                                                                     EXHIBIT 4.6
                                                   Specimen of Stock Certificate



                              Weight Watchers Logo

                  WEIGHT WATCHERS INTERNATIONAL, INC.



                  Incorporated under the laws of the Commonwealth of Virginia

                  Number WTW                                  ______ Shares

                  Common Stock                                Common Stock
                  No Par Value                                CUSIP 948626 10 6

                  THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK CITY, NY

                  This certifies that _______**SPECIMEN**______________________
 is the owner of ______________________________________________________FULLY
PAID AND ON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF Weight Watchers International, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to the laws of the Commonwealth of Virginia and all the provisions of the Articles of Incorporation and the Bylaws and amendments thereto, and all Certificates setting forth the designations, descriptions and terms of each series of preferred or special class of stock (copies of which are on file with the transfer agent) to which the holder by acceptance hereof consents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         [SEAL]

         /s/ Robert W. Hollweg               /s/ Linda Huett
         ---------------------------------   ----------------------------------
         Robert W. Hollweg                   Linda Huett
         Vice President and Secretary        President and Chief Executive
         Officer


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                       WEIGHT WATCHERS INTERNATIONAL, INC.

         A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS OF FUTURE CLASSES OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE) WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

         This certificate also evidences and entitles the holder hereof to certain rights (the "Rights") as set forth in a Rights Agreement (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Weight Watchers International, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Weight Watchers International, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request. As described in the Rights Agreement, Rights beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the rights agreement), shall become null and void.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

         TEN COM -  as tenants in common    UNIF GIFT MIN ACT - ..... Custodian
 .................                                              (Cust)
(Minor)

         TEN ENT -  as tenants by the entireties      under Uniform Transfer to
Minors
         .JT TEN -  as joint tenants with right of
                    survivorship and not as tenants
                    Act...............................
                    in common                                  (State)

                      Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
                   IDENTIFYING NUMBER OF ASSIGNEE
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                 Please Print or Typewrite Name and Address, Including
                          Postal Zip code of Assignee

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        ----------------------------------------------------------------shares

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         of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
         ____________________________________________________
         _____________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

         Dated__________________              _____________________
                                               NOTICE:  THE SIGNATURE(S) TO
                                               THIS ASSIGNMENT MUST CORRESPOND
                                               WITH THE NAME AS WRITTEN UPON
                                               THE FACE OF THE CERTIFICATE, IN
                                               EVERY PARTICULAR, WITHOUT
                                               ALTERNATION OR ENLARGEMENT, OR
                                               ANY CHANGE WHATEVER.

                                               THE SIGNATURE(S) SHOULD
                                               BE GUARANTEED BY AN
                                               ELIGIBLE GUARANTOR
                                               INSTITUTION, (BANKS,
                                               STOCKBROKERS, SAVINGS AND LOAN
                                               ASSOCIATIONS AND CREDIT
                                               UNIONS WITH MEMBERSHIP IN
                                               AN APPROVED SIGNATURE
                                               GUARANTEE MEDALLION PROGRAM),
                                               PURSUANT TO SEC RULE 17Ad-15.

                                               SIGNATURE(S) GUARANTEED.